Exhibit 10.2
EXECUTION VERSION
PLEDGE AND SECURITY AGREEMENT
     THIS PLEDGE AND SECURITY AGREEMENT, dated as of the 30th day of March, 2011 (this “Agreement”), is made by SWISHER HYGIENE INC., a Delaware corporation (the “Borrower”), and by each of the undersigned Subsidiaries of the Borrower and each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit C (a “Pledgor Accession”; the undersigned and such other Subsidiaries, collectively, together with the Borrower, the “Pledgors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties (as hereinafter defined). Except as otherwise provided herein, capitalized terms used herein without definition have the meanings given to them in the Credit Agreement referred to below.
RECITALS
     A. The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 30, 2011 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.
     B. As a condition to the extension of credit to the Borrower under the Credit Agreement, each Subsidiary that is a party to this Agreement as of the date hereof has entered into a Guaranty Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), pursuant to which each such Subsidiary has guaranteed to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents. Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the Guaranty Agreement, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.
     C. It is a further condition to the extension of credit to the Borrower under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Credit Agreement, the Guaranty Agreement and the other Credit Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.
     D. The Pledgors will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the

Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Pledgor hereby agrees as follows:
ARTICLE I
DEFINITIONS
     1.1 Defined Terms. The following terms that are defined in the Uniform Commercial Code (as hereinafter defined) are used in this Agreement as so defined (and, in the event any such term is defined differently for purposes of Article 9 of the Uniform Commercial Code than for any other purpose or purposes of the Uniform Commercial Code, the Article 9 definition shall govern): Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Record, Securities Account, Securities Intermediary, Software, Supporting Obligations and Tangible Chattel Paper. In addition, the following terms have the meanings set forth below:
     “Collateral” has the meaning given to such term in Section 2.1.
     “Collateral Accounts” has the meaning given to such term in Section 6.3.
     “Contracts” means, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Ownership Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements.
     “Copyright Collateral” means, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.
     “Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
     “Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

     “Excluded Collateral” means collectively the following property of a Pledgor: (a) “intent-to-use” United States trademarks until such time as such Pledgor begins to use such trademarks, and (b) any item of Accounts, Chattel Paper, Contracts, Documents, General Intangibles, or Instruments (the “Subject Collateral”) but only to the extent that any such item of Subject Collateral (or any agreement evidencing such item of Subject Collateral) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Pledgor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code); provided, however, that (x) the foregoing clause (b) shall not include any proceeds of any item of Subject Collateral, and (y) any item of Subject Collateral that at any time ceases to satisfy the criteria for the foregoing clause (b) (whether as a result of the applicable Pledgor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be excluded pursuant to clause (b).
     “Knowledge of the Pledgor” means the actual knowledge of any Responsible Officer of such Pledgor.
     “License” means any Copyright License, Patent License or Trademark License.
     “Mobile Goods” means, collectively, all of each Pledgor’s motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.
     “Ownership Agreement” means any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any such capital stock or equity interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.
     “Patent Collateral” means, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.
     “Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.
     “Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.
     “Permitted Hedge Agreement” means any Hedge Agreement that is required or permitted by the Credit Agreement to be entered into by the Borrower.
     “Pledged Interests” means, collectively, (i) all of the issued and outstanding shares, interests or other equivalents of capital stock of each Person that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor, whether voting or non-voting and whether common or preferred; (ii) all partnership, joint venture, limited liability company or other equity interests in each Person not a corporation that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor; (iii) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; (iv) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Ownership Agreement or upon the termination thereof; (v) all rights of access to the books and records of any such Person; and (vi) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Person’s right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement, in each case together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing.
     “Proceeds” has the meaning given to such term in Section 2.1.
     “Secured Parties” means, collectively, the Lenders (including the Issuing Lender and the Swingline Lender in their capacities as such), the Hedge Parties and the Administrative Agent.
     “Trademark Collateral” means, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.
     “Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     “Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.
     “Uniform Commercial Code” means the Uniform Commercial Code as the same may be in effect from time to time in the State of North Carolina; provided that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in another jurisdiction, then as to the validity or perfection, as the case may be, of such security interest, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction.
     1.2 Other Terms; Construction. All terms in this Agreement that are not capitalized shall, unless the context otherwise requires, have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.
ARTICLE II
CREATION OF SECURITY INTEREST
     2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the following property and assets of such Pledgor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):
     (i) all Accounts;
     (ii) all As-Extracted Collateral;
     (iii) all Chattel Paper;
     (iv) the Commercial Tort Claims (if any) set forth on Annex I hereto; (v) all Contracts; (vi) all Copyright Collateral;
     (vii) all Deposit Accounts;
     (viii) all Documents;
     (ix) all Equipment;

     (x) all Fixtures;
     (xi) all General Intangibles;
     (xii) all Goods;
     (xiii) all Instruments;
     (xiv) all Inventory;
     (xv) all Investment Property;
     (xvi) all Letter-of-Credit Rights;
     (xvii) all Patent Collateral;
     (xviii) all Pledged Interests; provided, however, that at no time shall the Pledged Interests of any Foreign Subsidiary exceed 65% of all such shares, interests, rights and other property of the type described in this clause (xviii) of such Foreign `Subsidiary;
     (xix) all Software;
     (xx) all Supporting Obligations;
     (xxi) all Trademark Collateral;
     (xxii) all cash, cash equivalents and money of such Pledgor, wherever held;
     (xxiii) to the extent not covered or not specifically excluded by clauses (i) through
     (xxii) above, all of such Pledgor’s other personal property;
     (xxiv) all Records evidencing or relating to any of the foregoing or that are otherwise necessary or useful in the collection thereof;
     (xxv) all accessions, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for any of the foregoing; and
     (xxvi) any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Administrative Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”). For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily;
provided, however, Collateral shall not include any Excluded Collateral.
Notwithstanding the foregoing, the Administrative Agent may, in its sole discretion, reject or refuse to accept for credit toward payment of the Secured Obligations any Collateral that is an Account, Instrument, Chattel Paper, lease or other obligation or property of any kind due or owing from or belonging to a Sanctioned Person.
     2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of (a) in the case of the Borrower, all Obligations of the Borrower under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all Reimbursement Obligations, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to any Hedge Party under any Permitted Hedge Agreement, and (b) in the case of each other Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Guaranty Agreement) in respect of the Obligations; and in each case under (a) and (b) above, (i) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (ii) all fees, costs and expenses payable by the Pledgors under Section 8.1, in each case under (a) and (b) above whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the “Secured Obligations”).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Pledgor represents and warrants as follows:
     3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Administrative Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the

Administrative Agent as secured party, (iii) filings with respect to which termination statements and other necessary releases have been delivered to the Administrative Agent for filing, and (iv) as may be otherwise permitted by the Credit Agreement.
     3.2 Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Administrative Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex A hereto, (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of uncertificated Pledged Interests consisting of capital stock and constituting “securities” under Article 8 of the Uniform Commercial Code, registration of transfer thereof to the Administrative Agent on the issuer’s books or the execution by the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code, and (iv) the delivery to the Administrative Agent of all stock certificates and Instruments included in the Collateral (and assuming continued possession thereof by the Administrative Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate under current law in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-109, 9-309 or 9-310 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.
     3.3 Locations. Annex B lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and each other place of business, (iv) the address of each location of its books and records or other information evidencing or relating to the Collateral of such Pledgor, and (v) the address of each location at which any material Equipment or material Inventory (other than Mobile Goods and Goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Annex B are leased by the applicable Pledgor. No Pledgor that is the owner of Collateral that constitutes a material portion of the Collateral of the Pledgors taken as a whole (x) presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B, (y) except as set forth on Annex B, has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex B, or (z) has filed any tax return under any name other than its exact legal name or the exact legal name of the Borrower or any Subsidiary of the Borrower, except as indicated beneath its name on Annex B.

     3.4 Authorization; Consent. The execution, delivery and performance by each Pledgor of this Agreement and the grant by such Pledgor of the Lien and security interest in favor of the Administrative Agent provided for herein, or the exercise by the Administrative Agent of its rights and remedies hereunder do not require any authorization, exemption, consent or approval of, notice to, or declaration or filing with, any Governmental Authority other than those obtained on or before the Closing Date (other than those, if not obtained, that could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect).
     3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor’s ability to grant to the Administrative Agent a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Administrative Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor’s ability so to grant such Lien and security interest.
     3.6 Accounts. Each Account is, or at the time it arises will be, except as would not have, individually or in the aggregate, a Material Adverse Effect, (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of Goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Administrative Agent, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any Tangible Chattel Paper or other Instrument; or if so, such Tangible Chattel Paper or other Instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.
     3.7 Pledged Interests. As of the date hereof, the Pledged Interests required to be pledged hereunder by each Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other equity interests (in the case of issuers other than corporations) as described beneath such Pledgor’s name in Annex C. All of the Pledged Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer. As to each issuer thereof, the Pledged Interests pledged hereunder constitute 100% of the outstanding capital stock of or other equity interests in such issuer, except as set forth in Annex C (or, in the case of any issuer that is a Foreign Subsidiary, such lower percentage, not less than 65% (with respect to voting capital stock or other equity interests only) in any event, as may be permitted by the terms of this Agreement and the Credit Agreement).

     3.8 Intellectual Property. Annexes D, E and F correctly set forth all registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof (and as amended from time to time pursuant to Section 4.8) and used or proposed to be used in its business. Each such Pledgor owns or has the legal right to use all Copyrights, Patents and Trademarks; all registrations therefor have been validly issued under applicable law and are in full force and effect; no claim has been made in writing, is pending, or, to the Knowledge of such Pledgor, is threatening, challenging or questioning the use of any of the Copyrights, Patents or Trademarks or the validity or effectiveness of any such Copyrights, Patents or Trademarks, which, if adversely determined is reasonably likely to result in a Material Adverse Effect, and to the Knowledge of such Pledgor, the use of such Copyright, Patent or Trademark by such Pledgor does not infringe on the rights of any Person.
     3.9 Deposit Accounts. Annex G lists, as of the date hereof (and as amended from time to time pursuant to Section 4.10), all Deposit Accounts maintained by any Pledgor, and lists in each case the name in which the account is held, the name of the depository institution, the account number, and a description of the type or purpose of the account.
     3.10 Securities and Commodity Accounts. Annex H lists, as of the date hereof (and as amended from time to time pursuant to Section 4.11), all Securities Accounts and Commodity Accounts maintained by any Pledgor with any Securities Intermediary or Commodity Intermediary, and lists in each case the name in which the account is held, the name of the Securities Intermediary or Commodity Intermediary, the account number, and a description of the type or purpose of the account.
     3.11 Documents of Title. No bill of lading, warehouse receipt or other Document or Instrument of title is outstanding with respect to any material portion of the Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Annex B or to a customer of a Pledgor.
     3.12 Commercial Tort Claims. Annex I lists, as of the date hereof and to the knowledge of each Pledgor, all Commercial Tort Claims existing in favor of any Pledgor.
ARTICLE IV
COVENANTS
     4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Administrative Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Administrative Agent).
     4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex B, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex B (whether by merger or otherwise), (iv) file any document with the Internal Revenue Service using any name other than its exact legal name listed on Annex B, or (v) remove any Collateral (other than Mobile Goods and Goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Annex B, or keep or maintain any Collateral at a location not listed on Annex B, unless in each case such Pledgor has (1) given at least fifteen (15) days’ written notice prior to any such change or removal such documents to the Administrative Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Administrative Agent may reasonably request, and (2) delivered to the Administrative Agent prior to any such change or removal such documents, instruments and financing statements as may be required by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Administrative Agent (including, at the request of the Administrative Agent, delivery of opinions of counsel reasonably satisfactory to the Administrative Agent to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.
     4.3 Records; Inspection.
     (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Administrative Agent from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Administrative Agent may reasonably request.
     (b) Each Pledgor shall, from time to time during business hours as may be reasonably requested and upon reasonable notice, (i) make available to the Administrative Agent for inspection and review at such Pledgor’s offices copies of all invoices and other documents and information relating to the Collateral, and (ii) permit the Administrative Agent or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, directors and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral. At the reasonable request of the Administrative Agent, each Pledgor will legend, in form and manner satisfactory to the Administrative Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Administrative Agent and that the Administrative Agent has a security interest therein. Following the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable assistance and information as the Administrative Agent may require in connection therewith.
     4.4 Accounts. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in accordance with sound business practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Administrative Agent following the occurrence and during the continuance of any Event of Default, take such action as the Administrative Agent may deem necessary or advisable (within applicable laws) to enforce such collection. Each Pledgor shall promptly notify the Administrative Agent in writing of any Accounts in excess of $1,000,000 that constitute a claim against a federal governmental agency or authority, and, upon request of the Administrative Agent, such Pledgor shall take such steps as may be necessary or desirable to comply with the federal Assignment of Claims Act of 1940, as amended.
     4.5 Delivery of Certain Collateral; Further Actions. All certificates or Instruments representing or evidencing any Accounts, Investment Property or other Collateral with a value in excess of $1,500,000 shall be delivered promptly to the Administrative Agent pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Administrative Agent, and in each case together with such other instruments or documents as the Administrative Agent may reasonably request. Each Pledgor will, at its own cost and expense, cooperate with the Administrative Agent in obtaining a control agreement, in form and substance reasonably satisfactory to the Administrative Agent, and in taking such other actions as may be requested by the Administrative Agent from time to time with respect to any Investment Property or other Collateral in which a security interest may be perfected by (or can be perfected only by) control under the Uniform Commercial Code.
     4.6 Equipment. Each Pledgor will, in accordance with sound business practices, maintain all material Equipment used by it in its business (other than obsolete Equipment or no longer useful or desirable) in good repair, working order and condition (normal wear and tear excepted) and from time to time make all necessary repairs and replacements thereof. No Pledgor shall knowingly permit any Equipment to become a Fixture to any real property (other than real property the fee interest in which is subject to a Mortgage in favor of the Administrative Agent).
     4.7 Inventory. Each Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor may, in accordance with the Credit Agreement and the other Credit Documents, process, use and sell its Inventory.

     4.8 Intellectual Property.
     (a) Each applicable Pledgor will, at its own expense, execute and deliver to the Administrative Agent on the Closing Date fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, described in Annex D, E or F hereto. In the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent or Trademark, or effect any registration of any Copyright, Patent or Trademark or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annexes D, E and F hereto or to add additional exhibits hereto to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute and deliver to the Administrative Agent, as promptly as possible (but in any event within 15 days) after the date of such acquisition, registration or application, as applicable, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.
     (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each Trademark that is material to the conduct of its business, use its best efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.
     (c) Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any Patent that is material to the conduct of such Pledgor’s business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by applicable patent laws.
     (d) Each Pledgor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that is material to the conduct of its business or the failure to maintain would have, individually or in aggregate, a Material Adverse Effect, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

     (e) Each Pledgor shall notify the Administrative Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, to the extent that any of the foregoing is likely to result in, individually or in the aggregate, a Material Adverse Effect.
     (f) Each Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of any Patents, Trademarks and Copyrights material to the conduct of such Pledgor’s business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
     (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright is believed infringed, misappropriated or diluted by a third party to the extent that such infringement, misappropriation or dilution is reasonably expected to cause, individually or in the aggregate, a Material Adverse Effect, such Pledgor shall notify the Administrative Agent promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.
     (h) Upon the occurrence and during the continuance of any Event of Default, if required by the Required Lenders, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Administrative Agent or its designee.
     4.9 Mobile Goods. Upon the request of the Administrative Agent at any time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Administrative Agent originals of the certificates of title or ownership, if any, for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer’s statement of origin, if any, with the Administrative Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Administrative Agent may deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.
     4.10 Deposit Accounts. Each Pledgor agrees that, unless the Administrative Agent consents otherwise in writing, (i) it will not open or maintain any Deposit Account in excess of $1,000,000 (other than Deposit Accounts used exclusively for payroll purposes) except with the

Administrative Agent or with another bank or financial institution that has executed and delivered to the Administrative Agent a control agreement with respect to such Deposit Account in form and substance reasonably satisfactory to the Administrative Agent, (ii) it will use its best efforts to obtain control agreements with respect to all Deposit Accounts opened or maintained with a bank or financial institution other than the Administrative Agent within 90 days of the date hereof or, with respect to Deposit Accounts opened with a bank or financial institution other than the Administrative Agent after the date hereof, within 90 days of the opening of such Deposit Account.
     4.11 Securities and Commodity Accounts. Each Pledgor agrees that, unless the Administrative Agent consents otherwise in writing, (i) it will not open or maintain any Securities Account or Commodity Account unless the Administrative Agent is the entitlement holder or Commodity Intermediary or unless the Securities Intermediary or Commodity Intermediary (as applicable) has executed and delivered to the Administrative Agent a control agreement with respect to such Securities Account or Commodity Account in form and substance reasonably satisfactory to the Administrative Agent, and (ii) in the event any Pledgor opens any Securities Account or Commodity Account not already listed on Annex H, such Pledgor shall (in addition to complying with the other requirements of this Section) promptly furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annex H to include such information.
     4.12 Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Agreement, each Pledgor agrees that it shall not permit any Collateral with an aggregate book value in excess of $1,500,000 to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable law in order to perfect the Administrative Agent’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Administrative Agent in writing that it is holding such Collateral for the benefit of the Administrative Agent and subject to such security interest and to the instructions of the Administrative Agent) and such Pledgor shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at such Pledgor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Administrative Agent’s security interest) and agreement to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.
     4.13 Commercial Tort Claims. Each Pledgor agrees that it will, promptly upon becoming aware of any Commercial Tort Claim in its favor, furnish to the Administrative Agent a description thereof meeting the requirements of Section 9-108(e) of the Uniform Commercial Code, execute and deliver such documents, financing statements and other instruments, and take such other action, as the Administrative Agent may reasonably request in order to include such Commercial Tort Claim as Collateral hereunder and to perfect the security interest of the Administrative Agent therein.

     4.14 Protection of Security Interest. Each Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary in its reasonable business judgment or reasonably deemed necessary by the Administrative Agent to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.
ARTICLE V
CERTAIN PROVISIONS RELATING TO PLEDGED INTERESTS
     5.1 After-Acquired Equity Interests; Ownership.
     (a) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Pledged Interests in any Person of the types described in the definition of the term “Pledged Interests,” the same shall be automatically deemed to be Pledged Interests hereunder, and to be pledged to the Administrative Agent pursuant to Section 2.1 (subject, in the case of Pledged Interests in Foreign Subsidiaries, to the limitation set forth in the proviso in Section 2.1(xviii), and such Pledgor will forthwith pledge and deposit the same with the Administrative Agent and deliver to the Administrative Agent any certificates therefor, together with undated stock powers or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Administrative Agent, together with such other certificates and instruments as the Administrative Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Administrative Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit D (each, a “Pledge Amendment”) in respect thereof. Each Pledgor hereby authorizes the Administrative Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Administrative Agent in such Collateral or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto.
     (b) If any Pledged Interests (whether now owned or hereafter acquired) included in the Collateral are “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument (unless not constituting a “security” under Article 8 of the Uniform Commercial Code), each applicable Pledgor will (i) promptly notify the Administrative Agent thereof and will promptly take and cause to be taken, (ii) will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Borrower) use commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Administrative Agent to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary to perfect the security interest of the Administrative Agent therein, and (iii) will not, except at the request of the Administrative Agent, cause such Pledged Interest to become certificated.

     (c) If any Pledged Interests (whether now owned or hereafter acquired) are not “securities” under Article 8 of the Uniform Commercial Code, the Borrower will not, and will not permit any of its Subsidiaries to, take any action to cause the issuer of such Pledged Interests to “opt-in” to Article 8 of the Uniform Commercial Code unless the Administrative Agent shall have given its prior written consent.
     (d) Except to the extent otherwise expressly permitted by or pursuant to the Credit Agreement, the Pledgors will cause the Pledged Interests in each issuer pledged hereunder to constitute at all times 100% of the capital stock or other Pledged Interests in such issuer, such that the issuer shall be a direct or indirect Wholly Owned Subsidiary of the Borrower (subject, in the case of Pledged Interests in Foreign Subsidiaries, to the limitation set forth in the proviso in Section 2.1(xviii), and unless the Administrative Agent shall have given its prior written consent or except as may be expressly permitted by the Credit Agreement, no Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Pledged Interests of any nature to any Person other than such Pledgor, or cause, permit or consent to the admission of any other Person as a stockholder, partner or member of any such issuer.
     5.2 Voting Rights. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Interests (subject to its obligations under Section 5.1(a)), and for that purpose the Administrative Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Credit Document or have the effect of materially and adversely impairing the position or interests of the Secured Parties.
     5.3 Dividends and Other Distributions. So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Interests may be paid to and retained by the Pledgors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Administrative Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section shall be retained by the Administrative Agent in a Collateral Account (as hereinafter defined) upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. The Administrative Agent shall, within five (5) Business Days after all Events of Default have been cured or waived, repay to each applicable Pledgor all cash interest, income, dividends, distributions and other amounts that such Pledgor would otherwise be permitted to retain pursuant to the provisions of this Section and that remain in such Collateral Account.

ARTICLE VI
REMEDIES
     6.1 Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent, at the direction or with the consent of, the Required Lenders, shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:
     (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Administrative Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Administrative Agent or to an account designated by the Administrative Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other Instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Administrative Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Administrative Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Administrative Agent or the Administrative Agent’s designee as though the Administrative Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Administrative Agent;
     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other Instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;
     (c) To notify any or all depository institutions with which any Deposit Accounts are maintained and which Deposit Accounts are subject to Control in favor of the Administrative

Agent to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Administrative Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein;
     (d) To transfer to or register in its name or the name of any of its Administrative Agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;
     (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place designated by the Administrative Agent;
     (f) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Administrative Agent or any designated agent for such time as the Administrative Agent may desire, in order to effectively collect or liquidate the Collateral;
     (g) To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Interests (whether or not transferred into the name of the Administrative Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Interests), and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, and give all consents, waivers and ratifications in respect of the Pledged Interests, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED INTERESTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF

ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and
     (h) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Pledged Interests may be listed, at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Administrative Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Administrative Agent shall give the applicable Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Administrative Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.
     6.2 Application of Proceeds.
     (a) All Proceeds collected by the Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with the provisions of Section 2.12 of the Credit Agreement. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Permitted Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any such

Permitted Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Permitted Hedge Agreements or Secured Obligations in respect thereof are in existence between any Secured Party and the Borrower. If any Lender or Affiliate thereof that is a party to a Permitted Hedge Agreement with the Borrower (the obligations of the Borrower under which are Secured Obligations) ceases to be a Lender or Affiliate thereof, such former Lender or Affiliate thereof shall nevertheless continue to be a Secured Party hereunder with respect to the Secured Obligations under such Permitted Hedge Agreement.
     (b) In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal or such other rate as shall be fixed by applicable law, together with the costs of collection and all other fees, costs and expenses payable hereunder.
     (c) Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.
     6.3 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Administrative Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to (and, if directed by the Required Lenders pursuant to the Credit Agreement, shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.
     6.4 Grant of License. Each Pledgor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.
     6.5 Private Sales.
     (a) Each Pledgor recognizes that the Administrative Agent may be compelled, at any time after the occurrence and during the continuance of an Event of Default, to conduct any sale of all or any part of the Pledged Interests without registering or qualifying such Pledged Interests under the Securities Act of 1933, as amended (the “Securities Act”), and/or any applicable state securities laws in effect at such time. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that the Administrative Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Administrative Agent or any other Secured Party arising by reason of the fact that the price at which any Pledged Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Interests to more than one offeree.
     (b) Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.
     6.6 The Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (i) the Administrative Agent shall not have any duty, obligation or liability by reason of this Agreement under any Contract to which any Pledgor is a party, and Pledgor shall retain all of its duties and obligations under all Contracts to which it is a party included within the Collateral (including, without limitation, all Ownership Agreements) to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, the Administrative Agent shall not be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

The powers, rights and remedies conferred on the Administrative Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.
     6.7 Waivers. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein). In addition, each Pledgor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Collateral by the Administrative Agent to the extent set forth in the Credit Agreement and the Guaranty.
ARTICLE VII
THE ADMINISTRATIVE AGENT
     7.1 The Administrative Agent; Standard of Care. The Administrative Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative

Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.
     7.2 Further Assurances; Attorney-in-Fact.
     (a) Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset included within the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of any such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment.
     (b) Each Pledgor agrees that it will do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.
     (c) Each Pledgor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent’s discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below, which may be taken by the Administrative Agent without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:
     (i) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Administrative Agent’s opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement (including, without limitation, any title or ownership applications for filing with applicable state agencies to enable any motor vehicles now or hereafter owned by such Pledgor to be retitled and the Administrative Agent listed as lienholder thereon);
     (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (iii) to receive, endorse and collect any checks, drafts, Instruments, Chattel Paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;
     (iv) to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under Section 6.7 of the Credit Agreement and direct the payment of proceeds thereof to the Administrative Agent;
     (v) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become Secured Obligations of the Pledgors to the Administrative Agent, due and payable immediately and without demand;
     (vi) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and
     (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent’s option and the Pledgors’ expense, all other acts and things deemed necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.
     (d) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under Section 8.1.
ARTICLE VIII
MISCELLANEOUS
     8.1 Indemnity and Expenses. The Pledgors agree jointly and severally:
     (a) To indemnify and hold harmless the Administrative Agent, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and
     (b) To pay the reasonable fees and expenses of counsel to the Administrative Agent and to reimburse the Administrative Agent upon demand for all reasonable costs and expenses incurred by it, in each case in connection with (i) the creation, perfection and maintenance of the perfection of the Administrative Agent’s Liens upon the Collateral, including, without limitation, Lien search, filing and recording fees, (ii) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (iii) the exercise or enforcement of any rights or remedies granted hereunder, under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, the termination of this Agreement or any other Credit Document, and the termination of, and settlement of the Borrower’s obligations under, any Permitted Hedge Agreement to which any Hedge Party is a party.
     8.2 No Waiver. The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.
     8.3 Enforcement. By its acceptance of the benefits of this Agreement, each Lender agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.
     8.4 Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.
     8.5 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements (as hereinafter defined), (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate (provided that the provisions of Section 6.7 shall survive the termination of this Agreement); and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledgor Accession. For purposes of this Agreement, “Termination Requirements” means (x) the payment in full in cash of the Secured Obligations (other than contingent and indemnification obligations not then due and payable), (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Permitted Hedge Agreement to which any Hedge Party is a party.
     8.6 Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.
     8.7 Notices. All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement and the Guaranty Agreement.

     8.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).
     8.9 Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
     8.10 Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.
     8.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
[The remainder of this page left blank intentionally.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.

BORROWER: SWISHER HYGIENE INC.
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Chief Financial Officer

PLEDGORS:

SWISHER INTERNATIONAL, INC.
HB SERVICE, LLC
SWISHER HYGIENE FRANCHISE CORP.
SWISHER PEST CONTROL CORP.
SWISHER MAID, INC.
SHFC FINANCE, LLC
SERVICE MINNEAPOLIS, LLC
SHFC OPERATIONS, LLC
EXPRESS RESTAURANT EQUIPMENT
    SERVICE, INC.
SERVICE ARKANSAS, LLC
SERVICE BALTIMORE, LLC
SERVICE BEVERLY HILLS, LLC
SERVICE BIRMINGHAM, LLC
SERVICE CALIFORNIA, LLC
SERVICE CAROLINA, LLC
SERVICE CENTRAL FL, LLC
SERVICE CHARLOTTE LLC
SERVICE CHATTANOOGA, LLC
SERVICE CINCINNATI, LLC

By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Chief Financial Officer

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Signature Page to Pledge and Security Agreement

SERVICE COLUMBIA, LLC
SERVICE COLUMBUS, LLC
SERVICE DC, LLC
SERVICE DENVER, LLC
SERVICE FLORIDA, LLC
SERVICE GAINESVILLE, LLC
SERVICE GOLD COAST, LLC
SERVICE GREENSBORO, LLC
SERVICE GREENVILLE, LLC
SERVICE GULF COAST, LLC
SERVICE HAWAII, LLC
SERVICE HOUSTON, LLC
SERVICE LAS VEGAS, LLC
SERVICE LOUISVILLE, LLC
SERVICE MEMPHIS, LLC
SERVICE MICHIGAN, LLC
SERVICE MIDATLANTIC, LLC
SERVICE MIDWEST, LLC
SERVICE NASHVILLE, LLC
SERVICE NEW ENGLAND, LLC
SERVICE NEW MEXICO, LLC
SERVICE NEW ORLEANS, LLC
SERVICE NORTH, LLC
SERVICE NORTH-CENTRAL, LLC
SERVICE OKLAHOMA CITY, LLC
SERVICE PHILADELPHIA, LLC
SERVICE PHOENIX, LLC
SERVICE PORTLAND, LLC
SERVICE RALEIGH, LLC
SERVICE SALT LAKE CITY, LLC
SERVICE SEATTLE, LLC
SERVICE SOUTH, LLC
SERVICE ST. LOUIS, LLC
SERVICE TALLAHASSEE, LLC
SERVICE TAMPA, LLC
SERVICE TRI-CITIES, LLC
SERVICE VIRGINIA, LLC

By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Chief Financial Officer

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Signature Page to Pledge and Security Agreement

SERVICE WEST COAST, LLC
SERVICE WESTERN PENNSYLVANIA, LLC
FOUR-STATE HYGIENE, INC.
INTEGRATED BRANDS INC.
ESKIMO PIE CORPORATION
CHOICE ENVIRONMENTAL SERVICES, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF MIAMI, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF BROWARD, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF DADE COUNTY, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF COLLIER, INC.
CHOICE RECYCLING SERVICES
    OF MIAMI, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF ST. LUCIE, INC.
CHOICE RECYCLING SERVICES
    OF BROWARD, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF LEE COUNTY, INC.
CHOICE ENVIRONMENTAL SERVICES
    OF HIGHLANDS COUNTY, INC.

By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Chief Financial Officer

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Signature Page to Pledge and Security Agreement

Accepted and agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Cavan J. Harris
Cavan J. Harris
Senior Vice President

Signature Page to Pledge and Security Agreement

Annex A
Filing Locations

Name of Pledgor	Filing Location
HB SERVICE OPERATING SUBSIDIARIES:
HB Service, LLC	Delaware
Service Beverly Hills, LLC	Delaware
Service California, LLC	Delaware
Service Cincinnati, LLC	Delaware
Service Columbus, LLC	Delaware
Service Louisville, LLC	Delaware
Service Midwest LLC	Delaware
Service Arkansas, LLC	Florida
Service Baltimore, LLC	Florida
Service Birmingham, LLC	Florida
Service Central FL, LLC	Florida
Service Chattanooga, LLC	Florida
Service Columbia, LLC	Florida
Service DC, LLC	Florida
Service Denver, LLC	Florida
Service Florida, LLC	Florida
Service Gainesville, LLC	Florida
Service Gold Coast, LLC	Florida
Service Greenville, LLC	Florida
Service Gulf Coast, LLC	Florida
Service Hawaii, LLC	Florida
Service Houston, LLC	Florida
Service Las Vegas, LLC	Florida
Service Memphis, LLC	Florida
Service Michigan, LLC	Florida
Service MidAtlantic, LLC	Florida
Service Nashville, LLC	Florida
Service New England, LLC	Florida
Service New Mexico, LLC	Florida
Service New Orleans, LLC	Florida
Service North, LLC	Florida
Service North-Central, LLC	Florida
Service Oklahoma City, LLC	Florida
Service Philadelphia, LLC	Florida
Service Phoenix, LLC	Florida
Service Portland, LLC	Florida
Service Salt Lake City, LLC	Florida
Service Seattle, LLC	Florida
Service South, LLC	Florida
Service St. Louis, LLC	Florida

Name of Pledgor	Filing Location
Service Tallahassee, LLC	Florida
Service Tampa, LLC	Florida
Service Tri-Cities, LLC	Florida
Service Virginia, LLC	Florida
Service West Coast, LLC	Florida
Service Western Pennsylvania, LLC	Florida
Four-State Hygiene, Inc.	Pennsylvania
Service Carolina, LLC	North Carolina
Service Charlotte LLC	North Carolina
Service Greensboro, LLC	North Carolina
Service Raleigh, LLC	North Carolina

SWISHER COMPANIES:
Swisher Hygiene Inc.	Delaware
Swisher Hygiene Franchise Corp.	North Carolina
Swisher International, Inc.	Nevada
Swisher Pest Control Corp.	North Carolina
Swisher Maids, Inc.	North Carolina
SHFC Finance, LLC	Florida
Service Minneapolis, LLC	Delaware
SHFC Operations, LLC	Delaware
Express Restaurant Equipment Service, Inc.	Idaho

AS A RESULT OF COOLBRANDS MERGER:
Integrated Brands Inc.	New Jersey
Eskimo Pie Corporation	Virginia

AS A RESULT OF CHOICE MERGER:
Choice Environmental Services, Inc.	Florida
Choice Environmental Services of Broward, Inc.	Florida
Choice Environmental Services of Collier, Inc.	Florida
Choice Environmental Services of Dade County, Inc.	Florida
Choice Environmental Services of Highlands County, Inc.	Florida
Choice Environmental Services of Lee County, Inc.	Florida
Choice Environmental Services of Miami, Inc.	Florida
Choice Environmental Services of St. Lucie, Inc.	Florida
Choice Recycling Services of Broward, Inc.	Florida
Choice Recycling Services of Miami, Inc.	Florida

ANNEX B
JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS
*The Chief Executive Office Address and the Location of Books and Records Related to Collateral for all entities listed on this Annex B is: 4725 Piedmont Row Dr., Suite 400, Charlotte, NC 28210

						Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Four-State Hygiene, Inc.	PA	25-1644223	1614760	9155 Marshall Road, Lower Level One Cranberry Township, PA 16066-0000	Swisher Hygiene
HB Service, LLC	DE	20-2614286	3940696	401 E Las Olas Blvd #1220 Fort Lauderdale, FL 33301	Swisher Hygiene
Service Baltimore, LLC	FL	20-3953552	L05000119674	3916 Vero Rd Suite M Baltimore, MD 21227	Swisher Hygiene
Service Beverly Hills, LLC	DE	20-2592190	3947633	1910 E. Warner, Suites C&D Santa Ana, CA 92705	Swisher Hygiene
Service Beverly Hills, LLC	DE	20-2592190	3947633	5644 East Westover, Suite 110 Fresno, CA 93727-1331	Swisher Hygiene

						Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Beverly Hills, LLC	DE	20-2592190	3947633	16601 Roscoe Place North Hills, CA 91343-0000	Swisher Hygiene
Service Beverly Hills, LLC	DE	20-2592190	3947633	2754 Sherwin Avenue, #7 Ventura, CA 93003-0000	Swisher Hygiene
Service Birmingham, LLC	FL	20-3272268	L05000078097	524-C Mineral Trace Birmingham, AL 35244-0000	Swisher Hygiene
Service Central FL, LLC	FL	20-2217360	L05000007056	4424 Seaboard Road, Suite A Orlando, FL 32808-0000	Swisher Hygiene
Service Charlotte LLC	NC	20-3038297	0789459	9535 Monroe Road, #120 Charlotte, NC 28270-0000	Swisher Hygiene
Service Chattanooga, LLC	FL	26-2211131	L08000027557	2210 S. Holtclaw Ave Chattanooga, TN 37404-0000	Swisher Hygiene
Service Baltimore, LLC	FL	20-3953552	L05000119674	3916 Vero Rd Suite M Baltimore, MD 21227	Swisher Hygiene
Service Beverly Hills, LLC	DE	20-2592190	3947633	1910 E. Warner, Suites C&D Santa Ana, CA 92705	Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Cincinnati, LLC	DE	20-2670110	3946775	2753 Brill Rd Indianapolis, IN 46225	Swisher Hygiene
Service Cincinnati, LLC	DE	20-2670110	3946775	29 Standen Dr. Suite 104 Hamilton, OH 45015	Swisher Hygiene
Service Columbia, LLC	FL	20-3458664	L05000088619	130 Hunter Village Drive, Suite F Irmo, SC 29063-0000	Swisher Hygiene
Service Columbus, LLC	DE	20-2603702	3946772	5905 Green Point Drive South Groveport, OH 43125-0000	Swisher Hygiene
Service DC, LLC	FL	20-3176963	L05000069969	13621 Jefferson Davis Hy Woodbridge, VA, 22191	Swisher Hygiene
Service Denver, LLC	FL	26-0307937	L07000060872	2768 S. Featherly Way Boise, ID 83709	Swisher Hygiene
Service Denver, LLC	FL	26-0307937	L07000060872	5415 W. 59th Avenue, Unit F Arvada, CO 80003-0000	Swisher Hygiene
Service Florida, LLC	FL	20-1921053	L04000085237	2501 SW 57 Ave Unit 106 Ocala, FL 33474	Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Gold Coast, LLC	FL	20-2377394	L05000007053	11701 NW 102 Road #22 Medley, FL 33178-0000	Swisher Hygiene
Service Gold Coast, LLC	FL	20-2377394	L05000007053	320 Thor Avenue #4 Palm Bay, FL 32909-0000	Swisher Hygiene
Service Gold Coast, LLC	FL	20-2377394	L05000007053	2000 Avenue P, Suite 11 Riviera Beach, FL 33404-0000	Swisher Hygiene
Service Greensboro, LLC	NC	20-3589780	0806793	4500 Greenpoint Drive, Suite 105 Greensboro, NC 27409-0000	Swisher Hygiene
Service Greenville, LLC	FL	20-4393238	L06000021992	3305 Rutherford Road Taylors, SC 29687-0000	Swisher Hygiene
Service Houston, LLC	FL	20-5583979	L06000094737	4402 S. Congress, #206 Austin, TX 78746-0000	Swisher Hygiene
Service Houston, LLC	FL	20-5583979	L06000094737	16750 Hedgecroft, Suite 512 Houston, TX 77060-0000	Swisher Hygiene
Service Las Vegas, LLC	FL	20-4886856	L06000051456	720 W. Cheyenne Ave. Suite 60 North Las Vegas, NV 89030-0000	Swisher Hygiene

						Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Las Vegas, LLC	FL	20-4886856	L06000051456	3515 Airway Drive Reno, NV 89511-0000	Swisher Hygiene
Service Louisville, LLC	DE	20-2684848	3946776	1854 Production Court Louisville, KY 40299-0000	Swisher Hygiene
Service Memphis, LLC	FL	20-3482600	L05000090363	1710 Shelby Oaks Drive N, #15 Memphis, TN 38134-0000	Swisher Hygiene
Service Michigan, LLC	FL	27-1077025	L09000097124	620 E. Smith Rd, Unit E-6B Medina, OH 44256	Swisher Hygiene
Service Michigan, LLC	FL	27-1077025	L09000097124	171 West Montcalm Pontiac, MI 48342-0000	Swisher Hygiene
Service Midwest LLC	DE	77-0701954	3946777	2081 Exchange Dr St Charles, MO 63303	Swisher Hygiene
Service Minneapolis, LLC	DE	83-0430782	9216365	3725 North 126th St., Unit M Brookfield, WI 53005-0000	SHFC Minneapolis, LLC, Swisher Hygiene	SHFC Minneapolis, LLC
Service Minneapolis, LLC	DE	83-0430782	9216365	1628 County Rd 10 Spring Lake Park, MN 55432-000	SHFC Minneapolis, LLC, Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Nashville, LLC	FL	20-5508342	L06000089731	1650 Elm Hill Pike Suite 7 Nashville, TN 37215-0000	Swisher Hygiene
Service New England, LLC	FL	27-0764881	L09000079629	350 Chapel Road, Unit 3 South Windsor, CT 06074-0000	Swisher Hygiene
Service New England, LLC	FL	27-0764881	L09000079629	120 South St Hopkinton, MA	Swisher Hygiene
Service New Mexico, LLC	FL	27-1077085	L09000097122	12500 Central Blvd. SE, Units A1 & A2 Albuquerque, NM 87123-0000	Swisher Hygiene
Service New Orleans, LLC	FL	20-3953562	L05000119675	750 Lakeside Drive, Suite E Mobile, AL 36693-0000	Swisher Hygiene
Service North, LLC	FL	20-2217135	L05000007082	J&G Industrial Park Daytona Beach, FL 32114	Swisher Hygiene
Service Oklahoma City, LLC	FL	20-8226635	L07000017708	2420 NW 66th Court, Suite B Gainesville, FL 32653-0000	Swisher Hygiene
Service Oklahoma City, LLC	FL	20-8226635	L07000017708	2463 Lloyd Road Jacksonville, FL 32254-0000	Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or prior	filings (last five
	Incorporation/	Federal Tax ID			corporate names (last five	years), other than
Exact Legal Name	Organization:	number:	Org. ID number:	Locations of Equipment or Inventory:	years):	consolidated filings:
Service Philadelphia, LLC	FL	20-3953555	L05000119635	2100 N. Willow Ave, Suite A & B Broken Arrow, OK 74012-0000	Swisher Hygiene
Service Philadelphia, LLC	FL	20-3953555	L05000119635	4149 Highline Blvd #270 Oklahoma City, OK 73108	Swisher Hygiene
Service Phoenix, LLC	FL	20-5831066	L07000017698	3858 Sylon Blvd Hainesport, NJ 08036-0000	Swisher Hygiene
Service Phoenix, LLC	FL	20-5831066	L07000017698	35-37 Abbett Avenue Morristown, NJ 07960-0000	Swisher Hygiene
Service Portland, LLC	FL	27-1093593	L09000099514	4006 S 23rd Street, #1 Phoenix, AZ 85040-0000	Swisher Hygiene
Service Raleigh, LLC	NC	20-2217678	0763038	12729 NE Whitaker Way Portland, OR 97320-0000	Swisher Hygiene
Service Raleigh, LLC	NC	20-2217678	0763038	Building T-0503-0-58-00 Toa Alta, PR	Swisher Hygiene
Service Salt Lake City, LLC	FL	20-5557617	L06000094736	2014 Garner Station Blvd. Raleigh, NC 27603-0000	Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID	Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:	or Inventory:	(last five years):	consolidated filings:
Service Seattle, LLC	FL	20-5318866	L06000033753	4510 North Chase Pkwy N.E. Unit F Wilmington, NC	Swisher Hygiene
Service South, LLC	FL	20-3521203	L05000094595	1985 S. Milestone Drive, Unit C Salt Lake City, UT 84104-0000	Swisher Hygiene
Service South, LLC	FL	20-3521203	L05000094595	1042 Industry Drive Seattle, WA 98188-0000	Swisher Hygiene
Service South, LLC	FL	20-3521203	L05000094595	1941 Savage Road, Suite 200B Charleston, SC 29407-0000	Swisher Hygiene
Service South, LLC	FL	20-3521203	L05000094595	1356 Warren Williams Road Columbus, GA 31901-0000	Swisher Hygiene
Service St. Louis, LLC	FL	20-4617008	L06000033827	177-A Woodfield Dr. Macon, GA 31208-0000	Swisher Hygiene
Service St. Louis, LLC	FL	20-4617008	L06000033827	2197 Canton Road, Suite 207 Marietta, GA 30066-0000	Swisher Hygiene
Service St. Louis, LLC	FL	20-4617008	L06000033827	19000 W 158 St #J Olathe, KS 66062	Swisher Hygiene

Names used in tax
	Jurisdiction of				Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID	Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:	or Inventory:	(last five years):	consolidated filings:
Service St. Louis, LLC	FL	20-4617008	L06000033827	11531 Portal Dr #21, 22 Omaha, NE	Swisher Hygiene
Service Tallahassee, LLC	FL	20-3038323	L05000016570	13601 Energy Way Unit A Waverly, NE	Swisher Hygiene
Service Tampa, LLC	FL	20-2394510	L05000016568	11872 Dorsett Road Maryland Heights, MO 63043-0000	Swisher Hygiene
Service Tampa, LLC	FL	20-2394510	L05000016568	122-5 Hamilton Park Drive Tallahassee, FL 32304-0000	Swisher Hygiene
Service Tampa, LLC	FL	20-2394510	L05000016568	5107 Lena Rd #110 Bradenton, FL 34211-9494	Swisher Hygiene
Service Tampa, LLC	FL	20-2394510	L05000016568	4030 Kidron Road, #10 Lakeland, FL 33811-0000	Swisher Hygiene
Service Tri-Cities, LLC	FL	20-3953557	L05000119672	4020 Kidron Road, #1 & 2 Lakeland, FL 33811-0000	Swisher Hygiene
Service Tri-Cities, LLC	FL	20-3953557	L05000119672	3985 Gateway Center Blvd. #180 Pinellas Park, FL 33782-0000	Swisher Hygiene

Names used in tax
	Jurisdiction of					Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID		Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:		or Inventory:	(last five years):	consolidated filings:
Service Virginia, LLC	FL	20-3953549		L05000119657	1103 Volunteer Parkway Bristol, TN 37620-0000	Swisher Hygiene
Service Virginia, LLC	FL	20-3953549		L05000119657	5227 North Middlebrook Pike, Suite D Knoxville, TN 37921-0000	Swisher Hygiene
Service Virginia, LLC	FL	20-3953549		L05000119657	801 Butler Street, Unit #7 Chesapeake, VA 23323-0000	Swisher Hygiene
Service West Coast, LLC	FL	20-2217591		L05000006972	1200 Dinwiddie Avenue Richmond, VA 23224-0000	Swisher Hygiene
Service West Coast, LLC	FL	20-2217591		L05000006972	7736 Garland Circle Suite 105 Roanoke, VA 24019	Swisher Hygiene
Service West Coast, LLC	FL	20-2217591		L05000006972	2161 Andrea Lane Fort Myers, FL 33907-0000	Swisher Hygiene
Choice Environmental Services of Broward, Inc.	FL	593524544	P	98000070460	3101 NW 16th Terrace Pompano Beach, FL 33064	Choice Environmental Services
Choice Environmental Services of Collier, Inc.	FL	260311103	P	07000066342	120 Jefferson Avenue Immokalee, FL	Choice Environmental Services

							Names used in tax
	Jurisdiction of					Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID		Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:		or Inventory:	(last five years):	consolidated filings:
Choice Environmental Services of Dade County, Inc.	FL	202921940	P	05000075029	3805 N.W. 132nd Street, OpaLocka, FL 33054	Choice Environmental Services
Choice Environmental Services of Highlands County, Inc.	FL	27-3041521	P	10000057056	5151 Kenilworth Blvd., Sebring, FL 33870	Choice Environmental Services
Choice Environmental Services of Lee County, Inc.	FL	200721423	P	10000020112	5560-5584-5594 6th Street W Lehigh Acres, FL 33905	Choice Environmental Services
Choice Environmental Services of Miami, Inc.	FL	202010575	P	04000025199	13300 NW 38th Court OpaLocka, FL 33054	Choice Environmental Services
Choice Environmental Services of St. Lucie, Inc.	FL	200721379	P	04000025194	No equipment or inventory	Choice Environmental Services
Choice Environmental Services, Inc.	FL	20-0721317	P	04000025188	2860 State Road 84, Marina Mile Business Park, Fort Lauderdale, FL 33312	Choice Environmental Services
Choice Recycling Services of Broward, Inc.	FL	208017448	P	07000123741	1899 SW 31st Avenue Pembroke Park, FL 33009	Choice Environmental Services

							Names used in tax
	Jurisdiction of					Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID		Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:		or Inventory:	(last five years):	consolidated filings:
Choice Recycling Services of Miami, Inc.	FL	208017448	P	06000151449	7300 and 7320 NE 1st Place Miami, FL 33138 7311 NE 1st Place Miami, FL 33138
Eskimo Pie Corporation	VA	54-0571720		0461361	No equipment or inventory
Express Restaurant Equipment Service, Inc.	ID	82-0465403		C103848	No equipment or inventory
Integrated Brands Inc.	NJ	11-2778439		0100273511	No equipment or inventory
Service Arkansas, LLC	FL	27-1115950		L09000099556	No equipment or inventory	Swisher Hygiene
Service California, LLC	DE	20-2516045		3939606	No equipment or inventory	Swisher Hygiene
Service Carolina, LLC	NC	26-1261618		0763031	No equipment or inventory	Swisher Hygiene
Service Gainesville, LLC	FL	20-3038197		L05000016571	No equipment or inventory	Swisher Hygiene
Service Gulf Coast, LLC	FL	26-1261439		L07000118247	No equipment or inventory	Swisher Hygiene
Service Hawaii, LLC	FL	26-4788703		L09000042665	No equipment or inventory	Swisher Hygiene
Service MidAtlantic, LLC	FL	26-1261564		L07000126191	No equipment or inventory	Swisher Hygiene
Service North-Central, LLC	FL	20-4688128		L05000007510	No equipment or inventory	Swisher Hygiene

						Names used in tax
	Jurisdiction of				Trade/fictitious or	filings (last five
	Incorporation/	Federal Tax	Org. ID	Locations of Equipment	prior corporate names	years), other than
Exact Legal Name	Organization:	ID number:	number:	or Inventory:	(last five years):	consolidated filings:
Service Western Pennsylvania, LLC	FL	27-1238865	L09000105272	No equipment or inventory	Swisher Hygiene
SHFC Finance, LLC	FL	26-4535969	1094675	No equipment or inventory
SHFC Operations, LLC	DE	11-3754618	3975231	No equipment or inventory	SHFC Salt Lake City, LLC, Swisher Hygiene	SHFC Salt Lake City, LLC
Swisher Hygiene Franchise Corp.	NC	56-1990871	0403630	4725 Piedmont Row Dr., Suite 400, Charlotte, NC 28210
Swisher Hygiene Inc.	DE	27-3819646	4861803	4620 Piedmont Row Dr., Unit 309 Charlotte, NC 28210 1370 West Government Street #C27 Brandon, MS 39042	CoolBrands International, Inc.	CoolBrands International, Inc.
Swisher International, Inc	NV	56-1541396	NV19861019149	4620 Piedmont Row Dr. Unit 604-D Charlotte, NC 28210	Swisher Hygiene
Swisher Maids, Inc.	NC	56-1823723	0321571	No equipment or inventory
Swisher Pest Control Corp.	NC	58-2340406	0435610	No equipment or inventory

Annex C
Pledged Interests

			No. of shares	Percentage of Outstanding
Name of Issuer	Type of Interests	Certificate Number	(if applicable)	Interests in Issuer
HB SERVICE OPERATING SUBSIDIARIES:
HB Service, LLC	Membership Interests	N/A	N/A	100%
Service Beverly Hills, LLC	Membership Interests	N/A	N/A	100%
Service California, LLC	Membership Interests	N/A	N/A	100%
Service Cincinnati, LLC	Membership Interests	N/A	N/A	100%
Service Columbus, LLC	Membership Interests	N/A	N/A	100%
Service Louisville, LLC	Membership Interests	N/A	N/A	100%
Service Midwest LLC	Membership Interests	N/A	N/A	100%
Service Arkansas, LLC	Membership Interests	N/A	N/A	100%
Service Baltimore, LLC	Membership Interests	N/A	N/A	100%
Service Birmingham, LLC	Membership Interests	N/A	N/A	100%
Service Central FL, LLC	Membership Interests	N/A	N/A	100%
Service Chattanooga, LLC	Membership Interests	N/A	N/A	100%
Service Columbia, LLC	Membership Interests	N/A	N/A	100%
Service DC, LLC	Membership Interests	N/A	N/A	80%
Service Denver, LLC	Membership Interests	N/A	N/A	100%
Service Florida, LLC	Membership Interests	N/A	N/A	100%
Service Gainesville, LLC	Membership Interests	N/A	N/A	100%
Service Gold Coast, LLC	Membership Interests	N/A	N/A	100%
Service Greenville, LLC	Membership Interests	N/A	N/A	100%
Service Gulf Coast, LLC	Membership Interests	N/A	N/A	100%
Service Hawaii, LLC	Membership Interests	N/A	N/A	100%
Service Houston, LLC	Membership Interests	N/A	N/A	100%
Service Las Vegas, LLC	Membership Interests	N/A	N/A	100%
Service Memphis, LLC	Membership Interests	N/A	N/A	100%
Service Michigan, LLC	Membership Interests	N/A	N/A	80%
Service MidAtlantic, LLC	Membership Interests	N/A	N/A	100%
Service Nashville, LLC	Membership Interests	N/A	N/A	100%
Service New England, LLC	Membership Interests	N/A	N/A	100%
Service New Mexico, LLC	Membership Interests	N/A	N/A	100%
Service New Orleans, LLC	Membership Interests	N/A	N/A	100%
Service North, LLC	Membership Interests	N/A	N/A	100%
Service North-Central, LLC	Membership Interests	N/A	N/A	100%
Service Oklahoma City, LLC	Membership Interests	N/A	N/A	100%
Service Philadelphia, LLC	Membership Interests	N/A	N/A	100%
Service Phoenix, LLC	Membership Interests	N/A	N/A	100%
Service Portland, LLC	Membership Interests	N/A	N/A	100%
Service Salt Lake City, LLC	Membership Interests	N/A	N/A	100%
Service Seattle, LLC	Membership Interests	N/A	N/A	100%
Service South, LLC	Membership Interests	N/A	N/A	100%
Service St. Louis, LLC	Membership Interests	N/A	N/A	100%

			No. of shares	Percentage of Outstanding
Name of Issuer	Type of Interests	Certificate Number	(if applicable)	Interests in Issuer
Service Tallahassee, LLC	Membership Interests	N/A	N/A	60%
Service Tampa, LLC	Membership Interests	N/A	N/A	80%
Service Tri-Cities, LLC	Membership Interests	N/A	N/A	100%
Service Virginia, LLC	Membership Interests	N/A	N/A	100%
Service West Coast, LLC	Membership Interests	N/A	N/A	75%
Service Western Pennsylvania, LLC	Membership Interests	N/A	N/A	100%
Four-State Hygiene, Inc.	Common Shares	N/A	N/A	100%
Service Carolina, LLC	Membership Interests	N/A	N/A	100%
Service Charlotte LLC	Membership Interests	N/A	N/A	100%
Service Greensboro, LLC	Membership Interests	N/A	N/A	100%
Service Raleigh, LLC	Membership Interests	N/A	N/A	100%

SWISHER COMPANIES:
Swisher Hygiene Franchise Corp.	Common Shares	1	800	100%
Swisher International, Inc	Common Shares	N/A	N/A	100%
Swisher Pest Control Corp.	Common Shares	N/A	N/A	100%
Swisher Maids, Inc.	Common Shares	N/A	N/A	100%
SHFC Finance, LLC	Membership Interests	N/A	N/A	100%
Service Minneapolis, LLC	Membership Interests	N/A	N/A	100%
SHFC Operations, LLC	Membership Interests	N/A	N/A	100%
7324375 Canada Inc	Common Shares	C-1, C-2	100,001	100%
Express Restaurant Equipment Service, Inc.	Common Shares	N/A	N/A	100%

AS A RESULT OF COOLBRANDS MERGER:
Integrated Brands Inc.	Common Shares	N/A	N/A	100%
Eskimo Pie Corporation	Common Shares	N/A	N/A	100%

AS A RESULT OF CHOICE MERGER:
Choice Environmental Services, Inc.	Common Shares	No. 1	1,000	100%
Choice Environmental Services of Broward, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of Collier, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of Dade County, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of Highlands County, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of Lee County, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of Miami, Inc.	Common Shares	N/A	N/A	100%
Choice Environmental Services of St. Lucie, Inc.	Common Shares	N/A	N/A	100%
Choice Recycling Services of Broward, Inc.	Common Shares	N/A	N/A	100%
Choice Recycling Services of Miami, Inc.	Common Shares	N/A	N/A	100%
Note that Swisher Hygiene Inc. is not included on this Annex C, as its shares are not being pledged hereunder.

Annex D
Copyrights.
None.

Annex E
Patents
None.

Annex F
Trademarks
The list of Intellectual Property is attached hereto and incorporated herein by reference. In addition to the listed Intellectual Property are the following:
Fictitious Name: Santec Chemical, Registration Number G09000141036, Florida Department of State, Division of Corporations.
Websites:
     www.swisherhygiene.com
     swisherhygieneinc.com
     swisheremail.com
     swisherhygiene.com
     swishertraining.com
     germcentral.com
     sani-service.com
     swisheronline.com
     swishersafety.com
     workingsafer.com

SWISHER INTERNATIONAL, INC.
DOMESTIC AND INTERNATIONAL
TRADEMARK STATUS REPORT
Dated: March 9, 2011
(Client No. 032479)

	Next Due				Appln. No./	Reg. No./	8 & 15	Window	Renewal	Window		Matter
	Date	Mark	Cty	Status	Appln. Date	Reg. Date	Due	Opens	Due	Opens	Comments	No.
1.	02/14/12	Swisher Total Image	US	REG	78691594 08/12/05	3059156 02/14/06	02/14/12	02/14/11	02/14/16	02/14/15	The period is open for filing a Section 8 & 15 Affidavit	.0409
2.	02/14/11-02/14/12	“S” Design	US	REG	78575314 02/25/05	3059018 02/14/06	02/14/12	02/14/11	02/14/16	02/14/15	The period is open for filing a Section 8 & 15 Affidavit	.0403
3.	08/22/22-08/22/12	Sanigenics (Cl. 42)	US	REG	78721268 09/27/05	3133017 08/22/06	08/22/12	08/22/11	08/22/16	08/22/15		.0411
4.	08/22/11-08/22/12	Sanigenics & Design (Cl. 42)	US	REG	78721440 09/27/05	3133022 08/22/06	08/22/12	08/22/11	08/22/16	08/22/15		.0412
5.	08/22/11-08/22/12	Sanigenics (Cl. 37)	US	REG	78773348 12/14/05	3133177 08/22/06	08/22/12	08/22/11	08/22/16	08/22/15		.0417
6.	08/29/11	Swisher	Mexico	REG	504226 08/29/01	752320 06/27/02	N/A	N/A	08/29/11	N/A		.0600
7.	08/30/11	Saniservice	Canada	REG	744438 12/22/93	TMA462236 08/30/96	N/A	N/A	08/30/11	N/A		.0606
8.	09/19/11-09/19/12	A Healthy Respect for Hygiene	US	REG	78738048 10/21/05	3145374 09/19/06	09/19/12	09/19/11	09/19/16	09/19/15		.0413
9.	01/05/12-01/05/13	Swisher & Design	US	REG	74250147 02/27/92	1744818 01/05/93	Accepted	N/A	01/05/13	01/05/12		.0400
10.	01/21/12	Swisher & Design	Macau	REG	N/003045 01/21/98	N/003045 07/03/98	N/A	N/A	01/21/12	N/A		.0619
11.	02/25/12	“S” Design	Canada	REG	744427 12/22/93	TMA471527 02/25/97	N/A	N/A	02/25/12	N/A		.0607
12.	02/25/12	“S” Swisher Maids & Design	Canada	REG	755673 05/26/94	TMA471555 02/25/97	N/A	N/A	02/25/12	N/A		.0608
13.	05/22/12-05/22/13	Steady Step & Design	US	REG	78929606 07/14/06	3244712 05/22/07	05/22/13	05/22/12	05/22/17	05/22/16		.0420
14.	05/22/12-05/22/13	Swisher Daily	US	REG	78916999 06/26/06	3244590 05/22/07	05/22/13	05/22/12	05/22/17	05/22/16		.0421

1

SWISHER INTERNATIONAL, INC.
DOMESTIC AND INTERNATIONAL
TRADEMARK STATUS REPORT
Dated: March 9, 2011
(Client No. 032479)

	Next Due				Appln. No./	Reg. No./	8 & 15	Window	Renewal	Window		Matter
	Date	Mark	Cty	Status	Appln. Date	Reg. Date	Due	Opens	Due	Opens	Comments	No.
15.	04/04/13 10th Anniv.	Swisher & Design	Philippines	REG	123799 08/20/97	41997-123799 04/04/02	04/04/13 10th Anniv.	N/A	4/4/2018 15th Anniv.	N/A		.0623
16.	06/24/13	Swisher & Design	Ecuador	REG	129437 12/05/02	2221 06/24/03	N/A	N/A	06/24/13	N/A		.0635
17.	06/24/13	Swisher & Design	Ecuador	REG	129438 12/05/02	24467 06/24/03	N/A	N/A	06/24/13	N/A	P. Matte has attempted to send communications to M. Puente requesting that file information be forwarded to Williams Mullen, attention Tom Bergert; however, M. Puente cannot seem to be located.	.0601
18.	06/24/13	Swisher & Design	Ecuador	REG	129798 12/17/02	8329 06/24/03	N/A	N/A	06/24/13	N/A		.0636
19.	01/09/14	Swisher & Design (Cl. 16)	Macau	REG	N/23848 01/09/07	N/23848 01/09/07	N/A	N/A	01/09/14	N/A		.0647
20.	01/25/14	Swisher	US	REG	74362093 02/25/93	1818173 01/25/94	Accepted	N/A	01/25/14	N/A		.0401
21.	02/15/14	A Health Respect for Hygiene (Cl. 37)	Macau	REG	N/23788 08/22/06	N/23788 02/15/07	N/A	N/A	02/15/14	N/A		.0650
22.	04/20/14	Swisher & Design (Cl. 37)	Macau	REG	N/23849 08/24/06	N/23849 04/20/07	N/A	N/A	04/20/14	N/A		.0651
23.	06/29/14	Swisher (Cl. 37)	CTM1	REG	3920683 06/29/04	3920683 02/21/06	N/A	N/A	08/29/14	N/A		.0621
24.	07/29/14	Swisher & Design	Guatemala	REG	007336-2003 10/09/03	131162 07/29/04	N/A	N/A	07/29/14	N/A		.0602
25.	11/19/14	Swisher	Turkey	REG	2004/37716 11/19/04	2004/37716 06/28/05	N/A	N/A	11/19/14	N/A		.0604

2

SWISHER INTERNATIONAL, INC.
DOMESTIC AND INTERNATIONAL
TRADEMARK STATUS REPORT
Dated: March 9, 2011
(Client No. 032479)

	Next Due				Appln.No./	Reg. No./	8 & 15	Window	Renewal	Window		Matter
	Date	Mark	Cty	Status	Appln. Date	Reg. Date	Due	Opens	Due	Opens	Comments	No.
26.	11/19/14	Swisher & Design	Turkey	REG	2004/37717 11/19/04	2004/37717 11/19/04	N/A	N/A	11/19/14	N/A		.0605
27.	12/17/14	Swisher	New Zealand	REG	232932 12/17/93	232932 01/22/97	N/A	N/A	12/17/14	N/A		.0616
28.	12/17/14	Swisher & Design	New Zealand	REG	232933 12/17/93	232933 01/22/97	N/A	N/A	12/17/14	N/A		.0617
29.	01/12/15-01/12/16	STI	US	REG	78772806 12/14/05	3738230 01/12/10	01/12/16	01/12/15	01/12/20	01/12/19		.0410
30.	04/07/14-04/07/15	Swisher Services & Design	US	REG	78678233 07/26/05	3604376 04/07/09	04/07/15	04/07/14	04/07/19	04/17/18		.0408
31.	04/07/14-04/07/15	Swisher Hygiene & Design	US	REG	78677819 07/25/05	3604375 04/07/09	N/A	N/A	04/07/15	N/A		.0405
32.	09/09/15	“S” Design	CTM	REG	4580437 09/09/06	4580437 08/31/06	N/A	N/A	09/09/15	N/A		.0632
33.	03/26/16	Sanigenics (Cls. 5, 37 & 42)	Hong Kong	REG	300608012 03/27/06	300608012 03/27/06	N/A	N/A	03/26/16	N/A		.0641
34.	03/26/16	Sanigenics (Cls. 5 & 42)	Hong Kong	REG	300608021 03/27/06	300608021 03/27/06	N/A	N/A	03/26/16	N/A		.0642
35.	03/27/16	Sanigenics (Cls. 5, 37 & 42)	Madrid Protocol2	REG	906192 03/27/06	906192 03/27/06	N/A	N/A	03/27/16	N/A		.0640
36.	04/20/16	A Healthy Respect for Hygiene (Cl. 37)	Australia	REG	1109562 04/20/06	1109562 04/20/06	N/A	N/A	04/20/16	N/A		.0644
37.	06/24/16	Swisher & Design	Hong Kong	REG	99/08072 06/24/99	200006353 06/24/99	N/A	N/A	06/24/16	N/A		.0613
38.	07/10/16	Swisher & Design (Cl. 37)	CTM	REG	287565 07/10/96	287565 01/26/99	N/A	N/A	07/10/16	N/A		.0603
39.	07/30/16	Swisher & Design	Australia	REG	713983 07/30/96	713983 07/30/96	N/A	N/A	07/30/16	N/A		.0609
40.	08/03/16	Swisher & Design	Singapore	REG	8108/96 08/03/96	8108/96 08/03/96	N/A	N/A	08/03/16	N/A		.0612

3

SWISHER INTERNATIONAL, INC.
DOMESTIC AND INTERNATIONAL
TRADEMARK STATUS REPORT
Dated: March 9, 2011
(Client No. 032479)

	Next Due				Appln. No./	Reg. No./	8 & 15	Window	Renewal	Window		Matter
	Date	Mark	Cty	Status	Appln. Date	Reg. Date	Due	Opens	Due	Opens	Comments	No.
41.	08/12/16	Swisher & Design	Thailand	REG	314800 08/13/96	BOR5642 09/02/97	N/A	N/A	08/12/16	N/A		.0627
42.	08/23/16	Swisher & Design (Cls. 16 & 37)	Hong Kong	REG	300707337 08/24/06	300707337 08/24/06	N/A	N/A	08/23/16	N/A		.0646
43.	11/08/16	Swisher & Design	Indonesia	REG	J96-24802 11/08/96	IDM0000816 36 (ex No. 402108) 11/08/96	N/A	N/A	11/08/16	N/A		.0622
44.	08/28/17	A Healthy Respect for Hygiene (Cl. 37)	CTM	REG	6234983 08/28/07	6234983 07/24/08	N/A	N/A	08/28/17	N/A		.0652
45.	08/31/17	Swisher & Design	Taiwan	REG	(85)038080 08/02/96	93545 09/01/97	N/A	N/A	08/31/17	N/A		.0626
46.	12/01/17	Swisher & Design	Malaysia	REG	97/18894 12/01/97	97/18894 12/01/97	N/A	N/A	12/01/17	N/A		.0611
47.	12/05/17	Swisher & Design	Japan	REG	89829/96 12/05/97	4089444 12/05/97	N/A	N/A	12/05/17	N/A		.0624
48.	10/27/18	Swisher & Design	China	REG	970010 6284 10/09/97	1219941 10/28/98	N/A	N/A	10/27/18	N/A		.0610
49.	10/27/18	Swisher & Design	Korea	REG	97-11601 06/97	49435 11/13/98	N/A	N/A	10/27/18	N/A	Renewal appln. no. 51-2008-0004849	.0615
50.	07/13/19	Swisher & Design	Ireland	REG	99/2377 07/14/99	214241 07/14/99	N/A	N/A	07/13/19	N/A		.0614
51.	08/27/19	Swisher & Design (Cl. 16)	Chine	REG	5535130 (Cl. 16)	5535130 08/28/09	N/A	N/A	08/27/19	N/A	Mark must be in use no later than 08/28/12	.0645
52.	10/07/19	Swisher & Design	Norway	REG	199906182 06/24/99	199799 10/07/99	N/A	N/A	10/17/19	N/A		.0618
53.	11/27/19	Swisher & Design (Cl. 37)	China	REG	5535131 (Cl. 37)	5535131 11/28/09	N/A	N/A	11/27/19	N/A	Mark must in use no later than 11/28/12	.0645

4

SWISHER INTERNATIONAL, INC.
DOMESTIC AND INTERNATIONAL
TRADEMARK STATUS REPORT
Dated: March 9, 2011
(Client No. 032479)

	Next Due				Appln. No./	Reg. No./	8 & 15	Window	Renewal	Window		Matter
	Date	Mark	Cty	Status	Appln. Date	Reg. Date	Due	Opens	Due	Opens	Comments	No.
54.	07/17/22	Sanigenics	Canada	REG	1283489 12/13/05	TMA692180 07/17/07	N/A	N/A	07/17/22	N/A		.0633
55.	07/17/22	Sanigenics & Design	Canada	REG	1283488 12/13/05	TMA692181 07/17/07	N/A	N/A	07/17/22	N/A		.0634

1	Countries currently covered under a Community Trade Mark (“CTM”) registration are: Austria, Benelux (Belgium, the Netherlands and Luxembourg), Cyprus, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Malta, Poland, Portugal, the Slovak Republic, Slovenia, Spain, Sweden and the United Kingdom.

2	This Madrid Protocol registration covers the following countries: Australia, China, European Union and Singapore.

5

Annex G
Deposit Accounts
Swisher International

Name	Bank	Account Name	Account Number
US Operating	Wachovia	Swisher Hygiene Franchise Corp.	*
US Trust	Wachovia	Swisher Hygiene Franchise Corp.	*
SHFC Finance	Wachovia	SHFC Finance	*
Money Market Account	Wachovia	Swisher International	*
TD Bank in USD	TD Canada Trust	7324375 Canada Inc.	*
Canada Operating	TD Canada Trust	Swisher Hygiene Franchisee Trust	*
Canada Trust	TD Canada Trust	Swisher Hygiene Franchisee Trust	*
Sani-Service Operating	TD Canada Trust	7324375 Canada Inc	*
Vancouver Local	TD Canada Trust	7324375 Canada Inc	*
Swisher — HB Locations

HB Location	Bank	Account Name	Account Number
Atlanta	Wachovia	Service South, LLC	*
Albuquerque	Wells Fargo Bank, N.A.	Service New Mexico LLC	*
Austin	Wachovia	HB Services LLC — Location 133	*
Baltimore	Wachovia	HB Service LLC — Location 92	*
Beverly Hills	Wachovia	HB Service LLC — Location 98	*
Birmingham	Wachovia	Service Brimingham LLC	*
Central Iowa	Wells Fargo Bank, N.A.	Service St. Louis LLC	*
Central NJ	Wachovia	Service Philadelphia, LLC	*
Charleston	Wachovia	HB Service LLC — Location 265	*
Charlotte	Wachovia	HB Service LLC — Location 2	*
Chatanooga	Bank of America	Service Chattanooga LLC	*
Cincinnati	Fifth Third	Service Cincinnati, LLC	*
Cleveland	Fifth Third	Service Michigan LLC	*
Connecticut	Bank of America	Service New England	*
Columbia	Wachovia	HB Service LLC — Location 50	*
Columbus, OH	Fifth Third	Service Columbus, LLC	*
Denver	Wachovia	Denver — Local	*
Detroit	Bank of America	Service Michigan LLC	*
District of Columbia	Wachovia	HB Service LLC — Location 238	*
Eastern Mass	Bank of America	Service New England, LLC	*
Fresno	Wells Fargo Bank, N.A.	Service Beverly Hills, LLC	*
Ft. Lauderdale (So. Florida)	Bank of America	Service Florida, LLC — FTL	*
Gainesville	Wachovia	HB Service LLC — Location 87	*
Greensboro	Wachovia	HB Service LLC — Location 235	*
Greenville	Wachovia	HB Service LLC — Location 70	*
HB Service	Bank of America	HB Services LLC	*
HB Service	Wells Fargo Bank, N.A.	HB Services LLC	*
HB Service	Wachovia	HB Services LLC	*
Houston	Wachovia	HB Service LLC — Location 62	*
Jacksonville (North)	Wachovia	HB Service LLC — Location 66	*
Kansas City	Wachovia	Service St. Louis LLC	*

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

HB Location	Bank	Account Name	Account Number
Knoxville	Bank of America	Service Tri-Cities, LLC	*
Lakeland	Wachovia	HB Service LLC — Location 267	*
Las Vegas	Wachovia	HB Service LLC — Location 148	*
Little Rock	Bank of America	Service Arkansas LLC — Little Rock	*
Louisville	Fifth Third	Service Louisville, LLC	*
Macon/Columbus	Wachovia	Service South LLC/Macon	*
Memphis	Wachovia	HB Service LLC — Location 39	*
Milwaukee	Wells Fargo Bank, N.A.	Service Minneapolis LLC	*
Minneapolis	Wells Fargo Bank, N.A.	SHFC Operations LLC	*
Mobile	Wachovia	Service New Orleans LLC	*
Myrtle Beach	Wachovia	HB Service LLC — Location 251	*
Nashville	Wachovia	HB Service LLC — Location 260	*
New Orleans	Regions	Service New Orleans LLC	*
Northern NJ	Wachovia	Service Philadelphia, LLC	*
Norfolk	Wachovia	HB Service LLC — Location 207	*
Oklahoma City	Bank of America	Service Oklahoma City, LLC	*
Orlando	Wachovia	HB Service LLC — Location 211	*
Philadelphia	Wachovia	HB Service LLC — Location 165	*
Phoenix	Bank of America	Service Phoenix LLC	*
Pittsburg	Fifth Third	Service Western PA LLC	*
Portland	Wells Fargo Bank, N.A.	Service Portland LLC	*
Raleigh	Wachovia	HB Service LLC — Location 217	*
Reno	Wachovia	HB Service LLC — Location 199	*
Rhode Island	Bank of America	Service New England, LLC	*
Richmond (VA)	Wachovia	HB Service LLC — Location 223	*
Roanoke	Wachovia	HB Service LLC — Location 264	*
Rochester Hills	Bank of America	Service Michigan LLC	*
Salt Lake City	Wells Fargo Bank, N.A.	HB Services LLC	*
SanTec	Bank of America	Service Gold Coast LLC	*
Seattle	Bank of America	Service Seattle LLC	*
St. Louis	Bank of America	Service St Louis, LLC	*
Tallahassee	Wachovia	HB Service LLC — Location 88	*
Tampa	Wachovia	HB Service LLC — Location 210	*
Tri-City	Wachovia	HB Service LLC — Location 153	*
Tucson	Bank of America	Service Phoenix LLC, Tucson	*
Tulsa	Bank of America	Service Oklahoma City, LLC Tulsa	*
Wichita	Wachovia	HB Service LLC — Location 225	*

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

Annex H
Securities and Commodity Accounts
None.

Annex I
Commercial Tort Claims
None.

EXHIBIT A
GRANT OF SECURITY INTEREST
IN COPYRIGHTS
     WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the copyright applications and registrations listed on Schedule A attached hereto (all such copyrights, registrations and applications, collectively, the “Copyrights”); and
     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of March 30, 2011, in which the Pledgor has agreed with Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), with offices at 1525 W. W.T. Harris Blvd, Building 3A2, Mailcode NC 0680, Charlotte, North Carolina 28262, to execute this Assignment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Title:

Schedule A
COPYRIGHTS AND COPYRIGHT APPLICATIONS

Owner	Application or Registration No.	Country	Registration or Filing Date

EXHIBIT B
GRANT OF SECURITY INTEREST
IN PATENTS AND TRADEMARKS
     WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the trademark applications and registrations listed on Schedule A attached hereto, (all such trademarks, registrations and applications, collectively, the “Trademarks”) and is the owner of the patents and patent applications listed on Schedule A attached hereto (all such patents, registrations and applications, collectively, the “Patents”); and
     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of March 30, 2011, in which the Pledgor has agreed with Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), with offices at 1525 W. W.T. Harris Blvd, Building 3A2, Mailcode NC 0680, Charlotte, North Carolina 28262, to execute this Grant;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Title:

Schedule A
TRADEMARKS AND TRADEMARK APPLICATIONS

Owner	Mark	Application or Registration No.	Country	Filing Date

PATENTS AND PATENT APPLICATIONS

Owner	Application or Registration No.	Country	Inventor	Issue or Filing Date

EXHIBIT C
FORM OF
PLEDGOR ACCESSION
     THIS PLEDGOR ACCESSION (this “Accession”), dated as of                     ,                     , is executed and delivered by [NAME OF NEW PLEDGOR], a                     corporation (the “New Pledgor”), in favor of Wells Fargo Bank, National Association, in its capacity as Administrative Agent under the Credit Agreement referred to hereinbelow (in such capacity, the “Administrative Agent”), pursuant to the Security Agreement referred to hereinbelow.
     Reference is made to the Credit Agreement, dated as of March 30, 2011, among Swisher Hygiene Inc. (the “Borrower”), the Lenders party thereto, and the Administrative Agent (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, (i) certain subsidiaries of the Borrower, pursuant to a Guaranty Agreement, dated as of March 30, 2011 (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) the Borrower and certain of its subsidiaries, pursuant to a Pledge and Security Agreement, dated as of March 30, 2011 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), have granted in favor of the Administrative Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Guaranty Agreement and the other Credit Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.
     The Borrower has agreed under the Credit Agreement to cause each of its future direct and indirect subsidiaries to become a party to the Guaranty Agreement as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder. The New Pledgor is a direct or indirect subsidiary of the Borrower and, as required by the Credit Agreement, has become a guarantor under the Guaranty Agreement as of the date hereof. The New Pledgor will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement, the New Pledgor hereby agrees as follows:
     1. The New Pledgor hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the New Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.
     2. The New Pledgor hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E, F, G, H and I to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the New Pledgor as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the New Pledgor as of the date hereof, as if such representations and warranties were set forth at length herein.
     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the New Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

2

     IN WITNESS WHEREOF, the New Pledgor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW PLEDGOR]

By:

Title:

3

Schedule 1
Information to be added to Annex A of the Security Agreement:
FILING LOCATIONS

Name of Pledgor	Filing Location
Secretary of State of
Information to be added to Annex B of the Security Agreement:
JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS
[Name of Pledgor:]

Jurisdiction of Incorporation/Organization:

Federal Tax ID no.:

Organizational ID no.:	[N/A]

Chief Executive Office Address:

Records Related to Collateral:

Locations of Equipment or Inventory:

Other places of business:

Trade/fictitious or prior corporate names (last five years):

Names used in tax filings (last five years):

4

Information to be added to [Annexes C/D/E/F/G/H/I] of the Security Agreement:
[Complete as applicable]

5

EXHIBIT D
PLEDGE AMENDMENT
     THIS PLEDGE AMENDMENT, dated as of                     ,                     , is delivered by [NAME OF PLEDGOR] (the “Pledgor”) pursuant to Section 5.1 of the Security Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of March 30, 2011, made by the Pledgor and certain other pledgors named therein in favor of Wells Fargo Bank, National Association, as Administrative Agent (as amended, modified, restated or supplemented from time to time, the “Security Agreement,” capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on Schedule 1 to this Pledge Amendment shall be deemed to be part of the Pledged Interests within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

[NAME OF PLEDGOR]

By:

Title:

Schedule 1
PLEDGED INTERESTS

Name of Issuer	Type of Interests	Certificate Number	No. of shares (if applicable)	Percentage of Outstanding Interests in Issuer